SUMMARY PROSPECTUS – MAY 1, 2011, AS REVISED AUGUST 31, 2011 RS Select Growth Fund

Share Class (Ticker): Class A (RSDGX), Class C (RSGFX), Class K (RSDKX)	Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/Communications/ProspectusesandAnnualReports.htm. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2011, as supplemented August 18, 2011, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2010.

Investment Objective

Long-term capital growth.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 113 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 38 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Share Class	Class A		Class C		Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	[1]	1.00%	[2]	None

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class A		Class C		Class K
Management Fees	1.00%		1.00%		1.00%
Distribution (12b-1) Fees	0.25%		1.00%		0.65%
Other Expenses	0.41%		0.54%		0.77%
Total Annual Fund Operating Expenses[3]	1.66%		2.54%		2.42%
Fee Waiver/Expense Reimbursement[3]	-0.31%		-0.31%		-0.31%
Net Expenses[3]	1.35%		2.23%		2.11%
1	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	Contingent deferred sales load applies for shares sold within one year of purchase.
3	RS Investments has contractually agreed though April 30, 2012, to reduce its management fee with respect to Class A shares of the Fund to the extent that Class A’s Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund though investments in pooled investment vehicles, interest, taxes and extraordinary expenses) exceed 1.35%, and to reduce the management fee paid by each of the other classes of the Fund so that each of those classes bears the same level of management fees as Class A shares during the period. The management fee waiver for Class C and Class K shares may be greater or less than the amount shown in the table based on the actual expenses incurred by Class A shares during the period. This management fee waiver will continue through April 30, 2012, and cannot be terminated by RS Investments prior to that date.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class K	Class A	Class C	Class K
1 Year	$606	$326	$214	$606	$226	$214
3 Years	$945	$761	$725	$945	$761	$725
5 Years	$1,307	$1,323	$1,263	$1,307	$1,323	$1,263
10 Years	$2,322	$2,852	$2,733	$2,322	$2,852	$2,733

RS SELECT GROWTH FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Fund typically invests in a portfolio of small- and mid-capitalization growth-oriented companies. Although the Fund is a diversified mutual fund, the Fund will likely hold a limited number of securities. The Fund’s investment team currently expects that the Fund will normally hold between 40 and 60 securities positions. The Fund typically invests most of its assets in securities of U.S. companies but may also invest a portion of its assets in foreign securities.

The Fund invests principally in equity securities of companies with market capitalizations (at the time of purchase) of either up to $8 billion or 120% of the market capitalization of the largest company included in the Russell 2500® Index on the last day of the most recent quarter (currently, approximately $13.3 billion, based on the size of the largest company on March 31, 2011), whichever is greater. The Fund may hold investments in companies whose market capitalizations exceed the preceding parameter due to appreciation or acquisitions by those companies after the Fund’s purchase of their securities.

The Fund’s investment team employs both rigorous fundamental analysis and quantitative screening to identify potential investment candidates that the investment team believes have greater earnings potential than expected by the market. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, defensible competitive advantages, growing market share and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based on the investment team’s proprietary earnings calculations.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Mid-sized Companies Risk

Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Limited Portfolio Risk

To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of issuers.

Overweighting Risk

Overweighting investments in an industry or group of industries relative to the Fund’s benchmark increases the risk that the Fund will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Fund to a greater extent than its benchmark.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries relative to the Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Fund’s benchmark.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-sized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

2	800-766-3863

RS SELECT GROWTH FUND

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Fund Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of two broad measures of market performance. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. Prior to May 1, 2007, the Fund was known as “RS Diversified Growth Fund”. Since May 1, 2007, the Fund has been managed by a different investment team and it has generally invested in a portfolio of fewer stocks than previously. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.rsinvestments.com or by calling 800-766-3863.

Annual Total Return for Class A Shares (calendar year-end)

Best Quarter Fourth Quarter 2001 36.66% Worst Quarter Third Quarter 2001 -29.38%

Average Annual Total Returns (periods ended 12/31/10)
	Inception Date of Share Class	1 Year	5 Years	10 Years	Since Inception
Class A Shares	8/1/96
Return Before Taxes		25.28%	4.52%	2.01%	10.41%
Return After Taxes on Distributions		25.28%	4.52%	2.01%	9.28%
Return After Taxes on Distributions and Sale of Fund Shares		16.43%	3.89%	1.73%	8.62%
Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)		28.86%	5.63%	4.19%	6.85%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)		29.09%	5.30%	3.78%	5.11%
Class C Shares	11/15/07	29.09%	—	—	0.64%
Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)		28.86%	—	—	2.43%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)		29.09%	—	—	2.34%
Class K Shares	2/12/07	30.51%	—	—	3.23%
Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)		28.86%	—	—	3.17%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)		29.09%	—	—	2.81%

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

www.RSinvestments.com	3

RS SELECT GROWTH FUND

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Team

Stephen J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy, CFA have each been a co-portfolio manager and analyst of the Fund since 2007.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class K
Minimum Initial Investment	$2,500	$2,500	$1,000
Minimum Subsequent Investments	$100	$100	None

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Select Growth Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	800-766-3863